                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM SMALL CAP GROWTH FUND


                        Supplement dated October 4, 2001
         to the Prospectus dated May 1, 2001 as revised August 20, 2001 and as supplemented October 1, 2001

This supplement supercedes and replaces in its entirety the supplement dated October 1, 2001.

The following replaces in its entirety the table appearing under the heading "FEE TABLE AND EXPENSE EXAMPLE - ANNUAL FUND OPERATING EXPENSES" on page 3 of the prospectus:

    "ANNUAL FUND OPERATING EXPENSES(2)
    ---------------------------------------------------------------------------
    (expenses that are deducted
     from fund assets)                CLASS A       CLASS B         CLASS C
    ---------------------------------------------------------------------------
    Management Fees                    0.71%            0.71%          0.71%

    Distribution and/or
    Service (12b-1) Fees               0.35             1.00           1.00

    Other Expenses                     0.17             0.17           0.17

    Total Annual Fund
    Operating Expenses                 1.23             1.88           1.88
    ---------------------------------------------------------------------------

    1 If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

    2 There is no guarantee that actual expenses will be the same as those shown above."